UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2019

GLOBUS MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35621 (Commission File Number)	04-3744954 (I.R.S. Employer Identification No.)

2560 General Armistead Avenue
Audubon, PA	19403
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 930-1800

____________Not Applicable_______________
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GMED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Globus Medical, Inc. (the “Company”) was held on June 5, 2019. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1

The individuals listed below were each elected at the Annual Meeting to serve a three-year term on the Company’s Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
David C. Paul	245,803,720	38,709,947	158,351	8,826,552
Daniel T. Lemaitre	283,877,736	631,311	162,971	8,826,552
Ann D. Rhoads	281,881,802	2,455,073	335,143	8,826,552

Proposal 2

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
293,178,841	216,832	102,897	0

Proposal 3

A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission. This proposal was approved.

For	Against	Abstain	Broker Non-Vote
280,400,000	4,161,591	110,427	8,826,552

Proposal 4

A non-binding advisory vote on the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission. “1 Year” was approved.

1 Year	2 Years	3 Years	Abstain
283,309,524	24,133	1,232,627	105,734

(d) As disclosed above, the stockholders recommended holding an advisory vote on executive compensation every year. Consistent with the voting results, the Board of Directors (the “Board”) of the Company has determined that the Company will hold future advisory votes on executive compensation every year until the next required advisory vote on the frequency of stockholder advisory votes on executive compensation, which shall be no later than the Company’s annual meeting in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

/s/ KELLY G. HULLER
Kelly G. Huller
Senior Vice President, General Counsel
Dated: June 6, 2019